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                                                                   Exhibit 10.17
                              AMENDMENT NUMBER ONE

                                     TO THE

                                SEALY BONUS PLAN

WHEREAS, The Sealy Corporation, a Delaware Corporation ("Company"), maintains this incentive compensation plan ("Plan") for the benefit of its eligible employees; and

WHEREAS, Section 8 of the Plan reserves to the Company the right to amend the Plan; and

WHEREAS, the Company now desires to amend the Plan to increase the potential bonus payout for certain participants,

NOW, THEREFORE, the Company does hereby amend the Plan, to be effective retroactive to December 1, 1995, as follows:

FIRST: Section 3 of the Plan is deleted in its entirety and the following is substituted therefor:

                  3. PARTICIPATION. Participants in the Plan are selected during each fiscal year by the Board from exempt salaried employees. Participants are assigned to a bonus group at the sole discretion of the Board, with groupings generally as follows:

                           Group 8:    Selected Senior Company Executives

                           Group 7:    Senior Company Executives

                           Group 6:    Corporate and Regional Vice Presidents

                           Group 5:    Other Senior Management

                           Group 4:    Plant Managers, Sales Managers

                           Group 3:    Other Middle Management

                           Group 2: Plant Controllers, Senior Professionals and Supervisors

                           Group 1:    Selected Exempt Employees

SECOND: Section 4 of the Plan is deleted in its entirety and the following is substituted therefor:

                  4. AMOUNT OF AWARD. Bonus awards under the Plan are based on the degree to which the financial performance of the Company, its operating plants, regions and selected subsidiaries meet the goals established for each fiscal year.

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                           Individual awards under the Plan are based on the
                  performance of the business segment (i.e., Company, division, plant and/or region) to which such participant is assigned. The percentage of salary used in the bonus award calculation for each Group increases from zero to a stated maximum as performance exceeds the minimum goal according to the following Schedule of Bonus Awards:

                  GROUP            MINIMUM           TARGET        MAXIMUM
                  -----            -------           ------        -------
                    8      (As determined by the Board for each
                           participant)

                    7                 0%               35%           70%

                    6                 0%               30%           60%

                    5                 0%               25%           50%

                    4                 0%               20%           40%

                    3                 0%               15%           30%

                    2                 0%               10%           20%

                    1                 0%                5%           10%


                           Subject to section 5 below, bonus awards will be
                  calculated as a percentage of a participant's weighted average annual rate of base salary in effect for the fiscal year for which a bonus is payable.

IN WITNESS WHEREOF, the Company, by its duly authorized officers, has executed this instrument in several counterparts this 30th day of October, 1996.

                                            SEALY CORPORATION

                                       By: /s/ Ron L. Jones
                                          ----------------------------

                                      Its: President/C.E.O.
                                          ----------------------------

                                      And: /s/
                                          ----------------------------

                                      Its: V.P. Human Resources
                                          ----------------------------

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